                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            We have  issued our report  dated  March 9, 2005,  accompanying  the consolidated  financial statements included in the Annual Report of WebFinancial
Corporation and Subsidiaries on Form 10-KSB for the two years ended December 31,
2004. We hereby consent to the  incorporation by reference of said report in the
Registration Statement of WebFinancial  Corporation and Subsidiaries on Form S-8
(File No. 33-335606, effective April 26, 2000).

/s/GRANT THORNTON LLP

Salt Lake City, Utah
April 15, 2005